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                                                                  Exhibit 10.11



                          TOUCH 1 COMMUNICATIONS, INC.
                            Post Office Drawer 10751
                           Atmore, Alabama 36504-5741



                                PROMISSORY NOTE
                                ---------------

$859,363.72

         For value received the undersigned party, promises to pay, to the order of William F. Corman (First Revocable Trust), the principal sum of $859,363.72 together with accrued interest at the rate equal to six percent (6%) per annum. Said principal and interest shall be paid in sixty (60) equal monthly installments.

                                          TOUCH 1 COMMUNICATIONS, INC.



                                          By: /s/ Trey Davis
                                              ---------------------------------
                                          Its:  Secretary
                                              ---------------------------------
                                          Date: September 10, 1999
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